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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                August 11, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             Delaware                  33-45499       36-3809819
        ----------------------------  ------------  -------------------
        (State or other jurisdiction  (Commission       (IRS Employer
               of incorporation)      File Number)  Identification No.)



               216 Evergreen Street, Bensenville, Illinois   60106
           ---------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                 (630) 860-9542
                        -------------------------------
                        (Registrant's telephone number)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a)   Previous Independent Accountants.

            (i)  On August 11, 1997, M-Wave, Inc. dismissed
                 Deloitte & Touche LLP as its independent accountants.

            (ii) The reports of Deloitte & Touche LLP on the
                 financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

            (iii) The Registrant's Audit Committee and Board of
                 Directors participated in and approved the decision to change independent accountants.

            (iv) In connection with its audits for the two most
                 recent fiscal years and through August 11, 1997, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

            (v) During the two most recent fiscal years and through August 11, 1997, there have been no reportable events (as defined in Regulations S-K Item 304(a)(1)(v)).

            (vi) The Registrant has requested that Deloitte &
                 Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 14, 1997, is filed as
                 Exhibit 16 to this Form 8-K.


      (b)   New Independent Accountants.

            (i) The Registrant engaged Grant Thornton LLP as its new independent accountants as of August 14, 1997. During the two most recent fiscal years and through August 14, 1997, the Registrant has not consulted with Grant Thorton L.L.P. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by Grant Thornton LLP demonstrating Grant Thornton LLP's conclusions with respect to any such issue that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or


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                 (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation
                 S-K and the related instructions to Item 304 of Regulation
                 S-K, or a reportable event, as that term is defined in
                 Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          -------------------------------------------------------------------

     (c)  Exhibits

          16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission Regarding Change in Certifying Accountant.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 1997

                                     M-WAVE, INC.


                                     By: /s/ Paul H. Schmitt
                                        --------------------------------
                                         Name:   Paul H. Schmitt
                                         Title:  Chief Financial Officer



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                                 EXHIBIT INDEX




EXHIBIT
  NO.               DESCRIPTION
-------        --------------------
  16       Letter from Deloitte & Touche LLP to the
           Securities and Exchange Commission Regarding
           Change in Certifying Accountant